Exhibit 10(f)
DANIEL E. KLIMAS
AMENDMENT TO EMPLOYMENT AGREEMENT
          This Amendment to Employment Agreement (this “Amendment”), is made at Lorain, Ohio, as of December 12, 2008, by and among DANIEL E. KLIMAS, herein referenced as “Employee,” and LNB BANCORP, INC. (an Ohio corporation) and THE LORAIN NATIONAL BANK (a banking organization organized and existing under the laws of the United States of America), which together with their respective successors and assigns are collectively herein referenced as “Employer.”
          WHEREAS Employer and Employee entered into an Employment Agreement, dated as of January 28, 2005, as amended as of July 16, 2008 (the “Employment Agreement”).
          WHEREAS, pursuant to Section 1.4 of the Employment Agreement, Employer and Employee desire to amend the Employment Agreement as set forth herein.
          NOW, THEREFORE, in consideration of the mutual covenants and promises herein, Employer and Employee (collectively the “Parties” and individually a “Party”) agree as follows:
          The Employment Agreement is amended as follows:
          1. The following is hereby inserted as new Section 11.6 to the Employment Agreement:
“11.6 Notwithstanding any provision in this Agreement to the contrary, in the event that a payment or payments that would otherwise be payable to Employee pursuant to this Agreement would constitute a “golden parachute payment” in connection with Employee’s “applicable severance from employment” (in each case, as those terms are defined in accordance with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (“EESA”)), such payment or payments shall be modified to the extent necessary in order to permit Employer to make such payment or payments to Employee in accordance with and in a manner that complies with the requirements of Section 111(b)(2)(C) of EESA.”
          2. Except as specifically amended by this Amendment, all of the terms, covenants, conditions and provisions of the Employment Agreement shall remain in full force and effect.
* * * * *

          IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
In the Presence of:

/s/ Kristofer K. Spreen		/s/ Daniel E. Klimas

(Signature of First Witness)		Daniel E. Klimas

/s/ Daniel C. Urban (Signature of Second Witness)		“Employee”
LNB BANCORP, INC.

/s/ Kristofer K. Spreen	By:	/s/ James R. Herrick

(Signature of First Witness)		James R. Herrick, Chairman of the Board

/s/ Daniel C. Urban
(Signature of Second Witness)

THE LORAIN NATIONAL BANK

/s/ Kristofer K. Spreen	By	/s/ James R. Herrick

(Signature of First Witness)		James R. Herrick, Chairman of the Board

/s/ Daniel C. Urban		“Employer”
(Signature of Second Witness)